The date of this supplement is November 11, 2005.

F108-041 11/11/05

T. Rowe Price Capital Opportunity Fund, Inc.

Supplement to prospectus dated May 1, 2005

Effective October 1, 2005, Table 2 on page 4 and the Example table on page 5 of the prospectus are revised with the following to reflect the lowering of the fund`s expense ratio limitation and extension of its expense limitation period.

Table 2  Fees and Expenses of the Fund*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.51%

Other expenses	0.59 %a

Total annual fund operating expenses	1.10%

Fee waiver/reimbursement	0.15%b

Net expenses	0.95%b

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee. See Account Maintenance and Small Account Fees.

aExpenses have been restated to reflect current fees.

bEffective October 1, 2005, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through April 30, 2008, to the extent such fees or expenses would cause the ratio of expenses to average net assets to exceed 0.95%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund`s expense ratio is below 0.95%. However, no reimbursement will be made after April 30, 2010, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 0.95%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$97	$310	$ 567	$1,307

The date of this supplement is November 11, 2005.

E208-041 11/11/05

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price Capital Opportunity Fund—Advisor Class

Supplement to prospectus dated May 1, 2005

Effective October 1, 2005, Table 2 on page 4 and the Example table on page 5 of the prospectus are revised with the following to reflect the lowering of the class`s expense ratio limitation and extension of its expense limitation period.

Table 2  Fees and Expenses of the Advisor Class*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.51%
Distribution and service (12b-1) fees	0.25%
Other expenses	0.35 %a
Total annual fund operating expenses	1.11%
Fees waiver/reimbursement	0.01 %b
Net expenses	1.10%b

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

aExpenses have been restated to reflect current fees.

bEffective October 1, 2005, T. Rowe Price contractually obligated itself to bear any expenses and/or waive its fees through April 30, 2008, which would cause the class`s ratio of expenses to average net assets to exceed 1.10%. Fees paid or assumed or fees waived under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the class`s expense ratio is below 1.10%. However, no reimbursement will be made after April 30, 2010, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 1.10%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the class.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this class with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$112	$ 350	$ 609	$ 1,349

The date of this supplement is November 11, 2005.

E408-041 11/11/05

T. Rowe Price Capital Opportunity Fund, Inc.

T. Rowe Price Capital Opportunity Fund—R Class

Supplement to prospectus dated May 1, 2005

Effective October 1, 2005, Table 2 on page 4 and the Example table on page 5 of the prospectus are revised with the following to reflect the lowering of the class`s expense ratio limitation and extension of its expense limitation period.

Table 2  Fees and Expenses of the R Class*
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.51%
Distribution and service (12b-1) fees	0.50%
Other expenses	0.37 %a
Total annual fund operating expenses	1.38%
Fees waiver/reimbursement	0.03 %b
Net expenses	1.35%b

*Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

aExpenses have been restated to reflect current fees.

bEffective October 1, 2005, T. Rowe Price contractually obligated itself to bear any expenses and/or waive its fees through April 30, 2008, which would cause the class`s ratio of expenses to average net assets to exceed 1.35%. Fees paid or assumed or fees waived under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the class`s expense ratio is below 1.35%. However, no reimbursement will be made after April 30, 2010, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 1.35%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the class.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this class with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed, you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

1 year	3 years	5 years	10 years
$ 137	$429	$748	$1,650